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                                                                   EXHIBIT 10.27

                            MASTER SITE AGREEMENT

       THIS MASTER SITE AGREEMENT (hereinafter referred to as this "MSA"), is made as of the 11th day of May, 2000 (the "MSA Commencement Date"), by and between SPECTRASITE COMMUNICATIONS, INC., a Delaware corporation, and its subsidiaries, affiliates, successors and permitted assigns (hereinafter collectively referred to as "SpectraSite") and UBIQUITEL LEASING COMPANY, a Delaware corporation, and its successors and permitted assigns (hereinafter referred to as the "User").

       WHEREAS, SpectraSite is the owner of communications towers located on property either owned, leased or licensed by SpectraSite (individually, a "Tower", collectively, "Towers");

       WHEREAS, User is a provider of certain wireless communications services in the United States as such services are more particularly defined in Section 3 hereinbelow ("User's Wireless Business");

       WHEREAS, SpectraSite and User desire to enter into this MSA which will establish the general terms and conditions whereby User will license or sublicense, as appropriate, from SpectraSite space on one or more of the Towers and ground space on SpectraSite's land [real property owned, leased or licensed by SpectraSite with respect to each Site (as defined below) hereinafter the "Property")] for the construction or housing of an equipment shelter or cabinet(s) for the placement of User's communications equipment for operation of User's Wireless Business;

       NOW, THEREFORE, for valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

       1. MSA. This MSA sets forth the general terms and conditions upon which all Sites, as defined below, shall be licensed or sublicensed to User. From time to time during the term hereof, User and SpectraSite may execute Site Agreements in the form attached hereto as SCHEDULE "I" and by reference made a part hereof. Each Site Agreement shall identify a particular Site made subject to this MSA and more fully set forth specific terms particular to that Site. In the event of a conflict or inconsistency between the terms of this MSA and a Site Agreement, the terms of the Site Agreement shall govern and control for that Site.

       2.     DEMISE.

       (a) By each Site Agreement and subject to the following terms and conditions, SpectraSite shall license or sublicense, as applicable, to User certain space on one or more of the Towers ("Tower Space") together with sufficient space on the Property ("Ground Space") with easements for access and utilities and if SpectraSite owns an equipment shelter at any site, to the extent space within the equipment shelter is available, space in the equipment shelter for the housing of User's transmission equipment.

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       (b)    User's use of the Tower and Property shall be limited to the
Tower and Property, together with easements for access and utilities described and depicted in EXHIBITS "A" AND "B" to each Site Agreement (the Tower Space, the Ground Space and any easements providing access and utilities to the Property are sometimes referred to herein individually as a "Site" or collectively as "Sites").

       (c) A Site will either be a Site that SpectraSite has agreed to construct, own and lease a portion to User at a location and on a Site acquired for User ("Build-to-Suit Site"), or all other Site's currently owned by SpectraSite or owned by SpectraSite in the future ("Non-Build-to-Suit Site").

       (d) In order to enter into a Site Agreement, the Parties shall perform the following tasks:

              (i) User shall submit a site application to SpectraSite. at the address provided in Section 29 hereof, of its desire to license or sublicense, as applicable, any such Site;

              (ii) Upon receipt by SpectraSite of the completed Site Application, SpectraSite shall:

                     (A) evaluate the feasibility of the occupancy of the Site specified in the Site Application

                     (B) transmit all information in SpectraSite's possession which may assist User in ascertaining whether the Site meets the conditions specified in Section 5 (b) of this MSA;

       (e) For Non-Build-to-Suit Sites, SpectraSite may deny and return any Site Application (i) if the Site is structurally inadequate to accommodate the occupancy specified in the Site Application; (ii) if the available ground space at the Site cannot accommodate the occupancy specified in the Site; (iii) if SpectraSite is subject to conflicting contractual obligations in existence at the time of the Site Application, (iv) if the occupancy or installation proposed in the Site Application would violate any law, rule or regulation, applicable to User, SpectraSite or the Site or (v) if the installation or occupancy proposed by the Site Application would require SpectraSite to expend more than $ 2,000, without reimbursement ("Cause").

       (f) If SpectraSite evaluates a Site Application and finds there is no Cause SpectraSite shall deliver to User three (3) completed, unexecuted counterparts of a Site Agreement for the Site User shall have a period of fifteen (15) business days from User's receipt of such Site Agreement to execute and return same to SpectraSite;

       (g) If, after SpectraSite tenders a Site Agreement to User, in accord with Section 2(d) of this MSA, and if all conditions specified in
Section 5(b) of this MSA are satisfied, User elects not to occupy the Site or if User fails to return the Site Agreement, fully executed, within fifteen

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(15) business days after receipt of the Site Agreement, User shall pay to
SpectraSite a cancellation fee of one thousand five hundred dollars ($1,500.00) ("Cancellation Fee") for the Site and neither SpectraSite nor User shall have any further obligations to the other with respect to the Site.

       3. PERMITTED USE. Subject to the terms of this MSA and the Site Agreement for each respective Site, User shall be permitted the right to install, maintain, operate, service. Subject to SpectraSite's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, User may modify and replace its communications equipment as more particularly described on the User's Site Application attached as EXHIBIT "C" to each Site Agreement and at such Site, including without limitation, the Tower, which "Equipment", as defined in Section 8(c), shall be utilized for the transmission and reception of wireless voice and data communications using communications services technology. These shall be the only permissible uses under this MSA and each Site Agreement.
SpectraSite shall not permit any other tenant or licensee to attach its equipment within User's Tower Space without first obtaining User's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

       4.     PRIME LEASE/LICENSE. (a)    SpectraSite has an agreement with
the owner of each Site ("Prime Landlord") by which it derives its rights to occupy and to sublicense each Site ("Prime Lease").

       (b) SpectraSite represents and warrants that each Prime Lease currently is in full force and effect;

       (c) SpectraSite shall exercise all options for renewal of any and all renewal terms of each Prime Lease;

       (d) SpectraSite shall refrain from any activities, which would cause a default under any Prime Lease.

       (e) Each Site Agreement is subject and subordinate to all of the terms and conditions of the Prime Lease, which are incorporated in the Site Agreement by reference and a copy of which will be attached to the Site Agreement as EXHIBIT "A-1", subject to redaction of the financial terms set forth therein or as otherwise required by confidentiality and non-disclosure provisions contained therein.

       (f) SpectraSite will notify User within twenty (20) days after SpectraSite learns of the termination of the Prime Lease.

       (g) SpectraSite agrees to cooperate with User to obtain a letter of assurance or non-disturbance from the Prime Landlord for the Term.

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       5.     CONDITIONS PRECEDENT.

       (a) CONSENT OF PRIME LANDLORD. If SpectraSite is party to a Prime Lease/License for a Site that requires SpectraSite to give notice or to obtain consent from the Prime Landlord, SpectraSite shall diligently provide notice to or obtain the required consent from the Prime Landlord. If SpectraSite fails to obtain the required consent within thirty (30) days from submission of the Site Application, User may withdraw the site application without further obligation. If SpectraSite determines that it will be unable to obtain consent, then it shall notify User of that the Consent will not be obtained and return the Site Application to User. With the return of the Site Application, SpectraSite shall refund to User any application fees or other amounts tendered to SpectraSite for the Site at which SpectraSite failed to obtain the Prime Landlord's consent. Upon return of the Site Application and refund of application fees or other amounts tendered to SpectraSite for the site at which SpectraSite failed to obtain the Prime Landlord consent, neither SpectraSite nor User shall have any obligations to the other except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, arising prior to the date of termination.

       (b) CONDITIONS. User's obligations under any Site Agreement are further contingent upon the satisfaction of the following conditions prior to the Site Commencement Date, as defined in Section 6(b):

              (i)    APPROVALS.  After receipt of the materials specified in
       Section 2(b)(ii) of this MSA, User shall obtain all certificates, permits, licenses and other approvals that may be required by any federal, state or local authorities (the "Approvals") to permit User's intended use of the Site. SpectraSite shall cooperate, at User's cost, with User in its effort to obtain such Approvals. In the event that User notifies SpectraSite that (A) any application for an Approval is rejected, (B) an Approval is canceled, expires, lapses, or is otherwise withdrawn or terminated for any reason whatsoever prior to installation of the Equipment by User, or (C) any application for Approval is not likely to be obtained or approved, as determined in User's sole discretion, the Approvals shall be deemed to not have been obtained by User.

              (ii) RADIO FREQUENCY PROPAGATION TEST. User determining, in User's sole discretion, that the results of any radio frequency propagation tests are satisfactory, such that User is able to use the Site for User's intended use.

              (iii) UTILITIES AND ACCESS. User determining, in User's sole discretion, that (A) telephone and electric utilities are available at the Site of sufficient capacity to accommodate User's Equipment and (B) ingress and egress is available to and from the Site and to and from a publicly dedicated road.

              (iv) TOWER CAPACITY. User determining in User's sole discretion based on a Tower analysis satisfying the requirements of Section 8(b)
       (ii) hereof that the Tower is of sufficient capacity to accommodate the load requirements of User's Equipment.

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              (v)    TITLE.  User determining in User's sole discretion that the status of title as to the Property and easements granted herein is acceptable to User.

              (vi) HAZARDOUS SUBSTANCES. User determining in User's sole discretion that the Site and Property are free of all Hazardous Substances, as defined in Section 13(b) hereof.

       (c) If any one (1) of the conditions set forth above is not satisfied within thirty (30) days of site application, User may withdraw its application. If any of the above cannot be satisfied within sixty (60) days, SpectraSite may return the site application

       6.     TERM.

       (a) MSA TERM. The MSA term shall begin on the MSA Commencement Date and shall continue until the expiration or earlier termination of the last Site Agreement governed hereby. (the "Term").

       (b) SITE AGREEMENT INITIAL TERM. Provided the applicable contingencies set forth in Section 5 of this MSA have been satisfied, a Site Agreement Initial Term shall begin on the earlier of: (i) the Site Commencement Date; or (ii) thirty (30) days from the Site Agreement Execution Date; (the "Site Commencement Date"), and shall continue until: a) for Build-to-Suit Sites, midnight of the tenth (10th) anniversary of the Site Commencement Date or b) for Non-Build-to-Suit sites, midnight of the fifth
(5th) anniversary of the Site Commencement Date (the "Initial Term"), unless earlier terminated pursuant to Section 18 of this MSA. During the Initial Term, any Site may only be terminated by User upon the payment to SpectraSite of liquidated damages in an amount equal to: a) the rent due SpectraSite for the remainder of the Initial Term or b) for Build-to-Suit sites, the lesser of the rent due SpectraSite for the remainder of the Initial Term or SpectraSite's total construction costs for the Site, payable within thirty
(30) days of such termination. Within five (5) business days of the Commencement Date, User shall provide SpectraSite written notice of the date User commenced installation of its Equipment on the Site in the form of EXHIBIT "D" of the Site Agreement attached hereto and made a part hereof by reference.

       (c) SITE AGREEMENT RENEWAL TERM. Provided the Prime Lease/License remains in effect and has not expired or been terminated, and User is not in default, User shall have the option of extending any Site Agreement for three
(3) additional five (5) year terms (the "Renewal Terms"). Such renewal options shall be deemed automatically exercised without notice by User to SpectraSite unless User gives SpectraSite written notice of its intention not to exercise any such option at least ninety (90) days prior to the expiration of the then current term, in which case, the term of the Site Agreement shall expire at the end of the then current term. Notwithstanding the expiration of this MSA, the terms and conditions of this MSA shall continue to apply to each Site Agreement until the Site Agreement Term, including any renewal terms expires or terminates.

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       7.     RENT.

       (a) BASE RENT. User shall pay initial monthly rent in the amount of: a) for Build-to-Suit Sites, the lesser of the sum of the underlying ground lease monthly rental payments, plus $850 or $1,500, or (b) for Non-Build-to-Suit sites, the sum of $1,500 (hereinafter referred to as "Base Rent") for a maximum antenna loading of not more than nine (9) panel antennas, not to exceed five (5) feet by eight (8) inches by six (6) inches, nine (9) runs of 1 5/8" coax cables and Ground Space not to exceed twelve
(12) feet by twenty (20) feet. The first annual installment of Base Rent is due and payable not later than the Site Commencement Date. Commencing on the fifth (5th) anniversary of the Site Commencement Date for that particular site, the Base Rent for each Site governed by this MSA shall increase each year on the anniversary of the Site Commencement Date for that particular Site Agreement by an amount equal to three percent (3%) over the Base Rent payable for the immediately preceding year. The Base Rent paid by User to SpectraSite shall be due without set-off, notice, or demand from SpectraSite to User. Any Base Rent or other payment made by User shall contain a notation of the applicable SpectraSite site number applicable to the Site Agreement, which Site number is referenced in Section numbered 1 of the Site Agreement.

       (b)    TAXES.

              (i) PERSONAL PROPERTY TAXES. User shall be responsible for the reporting and payment when due of any tax directly related to User's ownership or operation of the Equipment and such reporting and payment shall be made directly to the appropriate tax authorities.

              (ii) SALES TAXES. SpectraSite shall be responsible for billing, collecting, reporting, and remitting sales taxes directly related to rent payments received pursuant to this MSA and any Site Agreement, if any. User shall be responsible for reimbursing SpectraSite for all sales taxes billed related to rent payments received pursuant to this MSA and any Site Agreement, such reimbursement to be due and payable within thirty
       (30) days of SpectraSite's delivery to User of a written invoice and copies of paid tax receipts specifying the payments made by SpectraSite.

              (iii) REAL PROPERTY TAXES. Consistent with its obligations under each Prime Lease, SpectraSite shall pay when due any and all real property taxes for the Property; however, User shall be responsible for any increases in the real property taxes for the Property associated with User's Equipment or use of the Property

       8.     IMPROVEMENTS BY USER.

       (a) APPROVAL OF ENGINEERING AND CONSTRUCTION COMPANIES. User shall use the company of SpectraSite's choice for structural Analysis, RF Analysis and the design and construction of platforms, antenna systems, cable runs and any other modification of any type to the Property and the easement and the installation of the User's Equipment on the Tower and

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User shall be solely responsible for and shall indemnify SpectraSite from all costs and expenses associated with these materials and services.

       (b)    PLANS, STRUCTURAL ANALYSIS AND RF ANALYSIS.

              (i) Prior to the commencement of any construction or installation on the Site by User, User shall furnish, for review and approval by SpectraSite, which approval may be withheld in SpectraSite's reasonable discretion, plans and specifications for such construction or installation of the improvements and User shall not commence the construction or installation on the Site until such time as User has received written approval of the plans and specifications from SpectraSite. Unless approved in writing by SpectraSite, User shall exercise best efforts to utilize antenna-mounting structures, which minimizes the overall loading on the tower. Platforms shall be painted to match the existing structure. Antennae shall be centered on platforms or frames and pipe mounts shall be cut to length. Future pipe mounts shall not be left on the structure. User shall be responsible for paying in advance to SpectraSite the cost of any structural enhancements to be made to the Tower to accommodate the Equipment. Such structural enhancements shall become part of the Tower.

              (ii) Prior to the commencement of any modification, which would have the effect of increasing the loading on the tower, User shall conduct at User's sole cost and expense a structural analysis and wind load analysis of the Tower which includes any existing loads (as well as the loads that third-party users have the right to place on the Tower) and the load of User's antennas, cabling and appurtenances.

              (iii) User shall be responsible for securing all building permits from any and all applicable governmental authorities prior to the commencement of any construction or installation on the Site. Copies of the construction permit issued to User shall be provided to SpectraSite.

              (iv) SpectraSite shall, at its option, require all construction or repair activities not performed by SpectraSite, to be supervised by a SpectraSite representative and User shall reimburse SpectraSite for SpectraSite's actual, reasonable costs related thereto plus fifteen percent (15%) within thirty (30) days of SpectraSite's delivery to User of a written invoice for such costs.

       (c) EQUIPMENT. User's communications system, including antennas, radio equipment and operating frequency, cabling and conduits, shelter and/or cabinets, and other personal property owned or operated by User, which User anticipates shall be located by User on the Site, is more particularly described on User's collocation application, a copy of which is attached hereto as EXHIBIT "C" ("Equipment"). SpectraSite hereby grants User and its duly authorized agents, employees, and contractors reasonable access to the Tower and the Site for the purpose of installing and maintaining the Equipment and appurtenances. User shall be responsible for all site work to be done on the Site pursuant to this MSA. User shall provide all materials and shall pay for all labor for the construction, installation, operation, maintenance and repair of the

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Equipment. User shall not construct or install any equipment or improvements on the Site other than which are described in EXHIBIT "C" or alter the radio frequency or operation of the Equipment without first obtaining the prior consent of SpectraSite which consent may be withheld by SpectraSite in SpectraSite's reasonable discretion. SpectraSite may not charge additional fees unless User exceeds the Ground Space or tower loading granted to User under Section 7(a) and the equipment listed on EXHIBIT "C". The Equipment shall remain User's exclusive personal property throughout the term and upon termination of the Site Agreement. User shall have the right to remove all Equipment at User's sole expense on or before the expiration or earlier termination of the Site Agreement; provided User repairs any damage to the Property or the Tower caused by such removal.

       (d) COMPLIANCE WITH GOVERNMENTAL RULES. All work shall be performed by User or User's employees, contractors or agents in a good and workmanlike manner. SpectraSite shall be entitled to require strict compliance with the plans and specifications approved by SpectraSite pursuant to Sections 8(a) and 8(b), including specifications for the grounding of the Equipment. All construction, installations and operations in connection with this MSA by User shall meet with all applicable Rules and Regulations of the Federal Communications Commission ("FCC"), the Federal Aviation Administration ("FAA") and all applicable codes and regulations of the city, county, and state concerned. SpectraSite assumes no responsibility for the licensing, operation and maintenance of the Equipment. User has the responsibility of carrying out the terms of User's FCC license with respect to tower light observation and notification to the FAA if those requirements imposed on User are in excess of those required of SpectraSite. User covenants that the Equipment and the construction, installation, maintenance and operation thereof shall not damage the Tower or improvements or interfere with the use of the Tower by SpectraSite or pre-existing users on the Tower.

       (e) POST-CONSTRUCTION DRAWINGS. Following the installation of its Equipment, User shall provide SpectraSite with post-construction field drawings satisfactory to SpectraSite, highlighting any field changes made during installation and verifying the antenna RAD centers.

       9.     INGRESS AND EGRESS.

       (a) Upon the Execution Date of a Site Agreement, SpectraSite hereby grants to User, subject to the limitations set forth herein, in the Prime Lease/License or in the applicable Site Agreement, (i) the non-exclusive right to use the Tower Space, at locations mutually agreed upon by User and SpectraSite, for the term hereof for ingress, egress, and access to the Tower Space adequate to service User's Equipment and (ii) a non-exclusive easement for the term hereof, for ingress, egress, and access to the Ground Space, on a twenty-four (24) hours per day, seven (7) days per week basis (subject to limitations contained in the Prime Lease/License and subject to reasonable rules and limitations established by SpectraSite), across (A) the Property in locations mutually agreed upon by SpectraSite and User and (bb) if the Property is leased or licensed by SpectraSite, across the property of the Prime Landlord to the extent and in the locations of the Prime Landlord granted ingress, egress and access easements to SpectraSite in the Prime Lease/License. User or User's qualified, insured contractors under User's direct supervision shall have access to the Tower upon twenty-four (24) hours notice to SpectraSite, which access

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shall be subject to the accompaniment, at SpectraSite's option, of
SpectraSite's field personnel to provide an escort and/or supervision, and User shall reimburse SpectraSite for SpectraSite's actual, reasonable costs related thereto within thirty (30) days of SpectraSite's delivery to User of a written invoice for such costs. The foregoing notwithstanding, User shall have access to the Site and User's Equipment immediately and without notice in the event of an emergency, and User shall notify SpectraSite as soon as practicable of User's access during such emergency. Other security measures required for a particular Site may be set forth in the Site Agreement.

       (b) Prior to the Execution Date of a Site Agreement, User may have access to a Property and the Tower situated thereon only upon the execution and delivery by SpectraSite and User of an entry and testing agreement in form and substance substantially similar to SCHEDULE "II" attached hereto and by reference made a part hereof (an "Entry and Testing Agreement") which will establish the terms under which User may access the Property and Tower for the "Permitted Activities," as defined in the applicable Entry and Testing Agreement.

       10. UTILITIES, CABLE RUNS. Upon execution of a Site Agreement, SpectraSite hereby grants to User the non-exclusive right to use the Tower for the term hereof to place any utilities and cable runs on the Tower, at locations mutually agreed upon in writing by SpectraSite and User, in order to service or operate the Equipment, subject to SpectraSite's prior written approval of the design and installation method and procedures, such approval not to be unreasonably withheld, conditioned or delayed. Upon execution of the Site Agreement, SpectraSite hereby grants to User a non-exclusive easement to the Ground Space for the term hereof to place any utilities or cable runs on or bring utilities across the Property and if the Property is leased or licensed by SpectraSite, the property of the Prime Landlord to the extent and in the locations the Prime Landlord granted utility and cable run easements. User shall pay the cost of all utility service necessary to install, maintain and operate the Equipment, including, if User occupies space within a shelter owned by SpectraSite, a proportionate share of the utilities for the environmental controls for the shelter (based on a percentage of space used by User in the shelter). User shall install a separate meter for User's use within the Site, unless User obtains SpectraSite's prior written approval of an alternate location. If installation of a meter is not practicable, the parties shall prorate such charges based on approximate actual use within thirty (30) days of User having been provided a copy of the invoice and details of the calculations by which the amount due from User was derived by SpectraSite. User shall obtain and pay the cost of telephone connections. Installation of telephone service shall be in compliance with the procedures for installation and maintenance of Equipment set forth herein.

       11. USER'S COVENANTS. User covenants that from the Execution Date of a Site Agreement, that the Equipment, and all installation, operation, modification, relocation and maintenance associated therewith, will:

       (a) In no way damage the Tower, Property, any other structure or accessories thereto, any Prior User's, as defined below, facilities or equipment or any Subsequent User's, as defined below, facilities or equipment, normal wear and tear excepted. If damage, other than normal wear and tear, occurs and such damage is caused by User, or User's employees, agents,

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contractors, or subcontractors, then User shall be liable for repair or reimbursement of repair for said damages;

       (b) Not interfere with SpectraSite's operation on the Tower or the operations of any Prior User (as defined herein). For purposes hereof, a "Prior User" shall mean any other user of the Tower that has submitted to SpectraSite a site application in good faith prior to the submission of User's Site Application for such Tower, which site application serves as the basis for a written agreement for the use of the Tower by such user. In the event SpectraSite determines, in its sole discretion based on standard and accepted engineering practices, that User's Equipment are interfering with the operation of SpectraSite's or a Prior User's equipment, authorized frequency spectrum or signal strength, User shall, within forty-eight (48) hours of notification, take all steps necessary to eliminate the interference, with the exception of ceasing User's operations. If User cannot eliminate or resolve such interference within the forty-eight (48) hour period, SpectraSite shall have the right to require that User turn off its Equipment and only turn on its Equipment during off-peak hours specified by SpectraSite in order to test whether such interference continues or it has been satisfactorily eliminated. In the event that User is unable to resolve or eliminate, to the satisfaction of SpectraSite, such interference within thirty (30) days from the initial notification of such interference, User will immediately remove or cease operations of the objectionable Equipment and SpectraSite shall have the right to terminate the applicable Site Agreement. User shall not on any Site interfere with SpectraSite's use of the Site, the provision of services to SpectraSite's customers, or the use of the Site by other Prior Users. Such interference shall be deemed a material breach of the Site Agreement.

       (c) Not interfere with the maintenance of the Tower and the Tower lighting system;

       (d) Keep the Equipment in a state of repair acceptable to SpectraSite in SpectraSite's reasonable discretion;

       (e) Identify the Equipment with metal tags fastened securely to its bracket on the Tower and to each transmission line;

       (f) Comply with all applicable rules and regulations of the FCC and all federal, state and local laws governing use of the Equipment on the Site;

       (g) Comply with all applicable laws and ordinances and promptly discharge or bond off any lien for labor or material for which User contracted, within thirty (30) days of filing same;

       (h) Within thirty (30) days after the expiration or termination of a Site Agreement, remove all Equipment from the Property and restore the Tower and the Site to its original condition, normal wear and tear excepted. If User does not remove the Equipment on or prior to the expiration or termination of the applicable Site Agreement, User shall remove such Equipment within a reasonable period thereafter provided User pays to SpectraSite 125% of the Rent in effect during such holdover period. If User does not remove its Equipment within thirty (30) days after the expiration or termination of the Site Agreement, SpectraSite shall have the

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right to remove and store the Equipment, at User's sole expense, and User shall reimburse SpectraSite for such expenses upon demand. If SpectraSite removes the Equipment, SpectraSite shall not be responsible for any damage to the Equipment during the removal and storage thereof unless caused by the gross negligence of SpectraSite. Notwithstanding the foregoing, except as may be required under any lease or license agreement pursuant to which SpectraSite has rights in and to the Property, User shall not be required to remove any concrete pads upon which User's Equipment shelters or cabinets may have been located upon the expiration or termination of a Site Agreement;

       (i) Upon the completion of the initial installation of the Equipment on the Site, or within thirty (30) days of the completion of the relocation of the Equipment or installation of additional equipment on the Site and, for any year in which User has performed a site audit on the Site or the Equipment or User's operations at the Site have changed or been modified, by December 1 of each year throughout the term of the Site Agreement, provide SpectraSite with the number of batteries, battery model numbers, battery manufacturers, the number of cells in each battery and the amount of sulfuric acid in User's batteries on the Site in order for SpectraSite or if, the property is leased or licensed by SpectraSite, the Prime Landlord, to file such information with the Environmental Protection Agency ("EPA") and any state and local authorities as required by applicable law. Further, within thirty (30) days of User's receipt of a written request from SpectraSite, User will provide SpectraSite with any other information and copies of documents relating to the Equipment located on the Site which SpectraSite or Prime Landlord may be required to file with the FCC, EPA or any other governmental agencies. User agrees to indemnify and hold SpectraSite harmless from any liabilities resulting from any inaccuracies in such information or documentation delivered by User to SpectraSite or User's failure to provide SpectraSite with such information or documentation in accordance with the provisions of this Section 11 (i);

       (j) Be coordinated through SpectraSite and User shall cooperate with SpectraSite.

       (k) Comply with the rules and regulations of the FCC. SpectraSite has constructed its Towers in compliance with the rules and regulations of the FCC. By User's collocation on any SpectraSite Tower, User accepts full responsibility (including financial responsibility) to take any and all measures to comply with the FCC mandate as it pertains to modifications of existing towers. After this mandate has been satisfied, all documentation to substantiate compliance will be forwarded to SpectraSite for record maintenance.

       (l) In the event that an AM radio station is located on a site and the site is fitted with a detuning apparatus to protect the AM radio station's antenna array, User will follow the following procedure:

              (i) Prior to the Site Commencement Date, User will transmit a certified letter to the licensee of record of the collocated AM radio station at the address listed in the FCC's records, giving notice ("Collocation Notice") of the User's intent to collocate its equipment at
       the site.   The Collocation Notice will state that SpectraSite has
       detuned the structure with the installation of a detuning apparatus and that Tower will not increase its electrical height due to User's collocation. The installation of User's equipment will cause no further perturbation to the AM radio station's signal.

              (ii) User will furnish a copy of the Collocation Notice to SpectraSite for its records.

              (iii) After the Site Commencement Date at the site at which any AM radio station is collocated, at its own expense, User will ensure the proper working condition of the detuning apparatus by retaining the appropriate SpectraSite detuning consultant to take proximity measurements at the site and to adjust said apparatus to accommodate User's equipment.

       (m) If, due to User's collocation, it becomes necessary to modify the actual height of the Tower, it will be the responsibility of User to retain a detuning consultant and perform a partial proof of performance report and/or install/modify detuning apparatus to ensure the integrity of a given AM Signal.


       12. SPECTRASITE'S COVENANTS. SpectraSite covenants that during the term of a Site Agreement it shall:

       (a) keep Equipment free from any liens arising from any of SpectraSite's tax liability, work performed, materials furnished or obligations incurred by or at SpectraSite's request. All persons either contracting with SpectraSite or furnishing or rendering labor and materials to SpectraSite shall be notified in writing by SpectraSite that they must look only to SpectraSite for payment for any labor or materials. If any lien is filed against the Equipment as a result of SpectraSite's acts or omissions, its employees, agents or contractors or subcontractors, SpectraSite shall discharge it or bond it off within thirty (30) days after SpectraSite learns that the lien has been filed.

       (b) Maintain the Tower and surrounding area in a workmanlike condition;

       (c) Upon User's payment of rent and performance of its covenants, but subject to the terms of any Prime Lease/License pursuant to which SpectraSite has rights in and to the Property, and subject to any prior lien or encumbrance on the Property, ensure User's quiet use and enjoyment of the Site;

       (d) Comply with all applicable rules and regulations of the FCC, the FAA, and all federal, state and local laws governing the Tower and Property;

       (e) Not permit any Subsequent User (as defined herein) to interfere with the operation of User's Equipment, authorized frequency spectrum, signal strength or Equipment. For purposes hereof, a "Subsequent User" shall mean any other user of the Tower that submits to SpectraSite a site application for the use of such Tower after the submission of User's Site Application for such Tower or any existing user which modifies its use materially, including, without limitation, any change to frequency channel or range, antenna height, output power or effective radiated power or relocation of the transmission equipment at the site. In the event SpectraSite determines, in its discretion based on standard and accepted engineering practices, that the Subsequent User is interfering with the operation of User's Equipment, authorized frequency spectrum, signal strength or Equipment, SpectraSite shall, within forty-eight
(48) hours of notification, take all steps necessary to eliminate the interference, with the exception of ceasing the Subsequent User's operations.
If the Subsequent User cannot eliminate or resolve such interference within the forty-eight (48) hour period, SpectraSite shall take all steps reasonably necessary to require that the Subsequent User turn off its equipment and only turn on its equipment during off-peak hours specified by SpectraSite in order to test whether such interference continues or it has been satisfactorily eliminated. In the event that the Subsequent User is unable to resolve or eliminate, to the satisfaction of SpectraSite, such interference within thirty (30) days from the initial notification of such interference, the Subsequent User will immediately remove or cease operations of the objectionable equipment. Notwithstanding the foregoing, if the Subsequent
User is a governmental entity, SpectraSite shall have the right to give the governmental entity five (5) business days notice prior to SpectraSite being required to take any actions required by this Section 12 (d) to cure such interference. SpectraSite shall give such governmental entity written notice of the interference within two (2) business days of SpectraSite's determination that such action is reasonably necessary. SpectraSite's notice to the governmental entity shall be deemed given on the day it is delivered by hand or on the day it is deposited with an overnight courier or the United States mail.

       13.    COMPLIANCE WITH LAWS.

       (a) FCC AND FAA COMPLIANCE. SpectraSite acknowledges that it is aware of its obligations under Section 303 of the Communications Act of 1934 (47 U.S.C. 303), as amended, and the rules promulgated thereunder, to maintain the painting and illumination of Towers as prescribed by the FCC. SpectraSite further acknowledges that it is aware that it is subject to forfeitures assessed by the FCC for violations of such rules and requirements. SpectraSite further acknowledges that it, and not User, shall be responsible for compliance with all Tower or building marking and lighting requirements, which may be required by the FAA or the FCC. SpectraSite shall indemnify and hold harmless User from any fines or other liabilities caused by SpectraSite's failure to comply with such requirements. Further, should User be cited by either the FCC or FAA because a Tower is not in compliance within the time frame allowed by the citing agency, User may terminate the Site Agreement for such Tower immediately upon notice to SpectraSite, or, at User's option, cause the Tower to comply with FAA or FCC requirements and SpectraSite shall be responsible for reimbursing User for its actual costs incurred to bring the Tower into compliance with FAA or FCC requirements. Notwithstanding the foregoing, if FAA or FCC compliance requires the removal and/or relocation of the Tower, User's sole remedy shall be to terminate the Site Agreement for such Tower. Upon such termination, the parties to the Site Agreement shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Equipment from the Property.

       (b) HAZARDOUS SUBSTANCES. Each Party warrants and represents that it will not use, store, dispose, or release any Hazardous Substances on the Property in violation of any applicable federal, state or local law, regulation, or order. "Hazardous Substances" means any hazardous material or substance which is or becomes defined as a hazardous substance, pollutant or contaminant subject to reporting, investigation or remediation pursuant to any federal, state or local law, regulation or order; and any substance which is or becomes regulated by any federal, state or local governmental authority; and any oil, petroleum products and their by-products.

       (c) PHASE I - ENVIRONMENTAL SITE ASSESSMENT. After the execution and delivery by SpectraSite and User of an Entry and Testing Agreement for a Site User may perform a Phase I - environmental site assessment on the Property pertaining to such Site provided such Phase I - environmental site assessment does not involve any subsurface soils testing and further provided that User provides SpectraSite with a complete written copy of the Phase I - environmental site assessment within ten (10) days of completion at no expense to SpectraSite. Only with SpectraSite's prior written consent and subject to SpectraSite's supervision may User perform a Phase II - environmental site assessment on the Property.

       14. ASSIGNMENT OR SUBLETTING; NO LIENS. (a) This MSA and any Site Agreement shall be binding upon and inure to the benefit of the legal representatives, heirs, successors, and assigns of SpectraSite and User.

       (b)    ASSIGNMENT.  (i)     Either Party may assign all of its right,
title or interest hereunder to its affiliates or subsidiaries.

              (ii) Either Party may assign this Agreement as part of a larger transaction, which includes the sale, or transfer of substantially all of its assets.

              (iii) Either Party may assign all or a portion of its rights, title or interests hereunder only upon SpectraSite's prior written consent, which consent shall not be withheld or delayed if the proposed assignee agrees in writing to be bound hereby and maintains at the time of such assignment, as demonstrated by current financial statements provided to SpectraSite, a financial position reasonably demonstrating the ability of such assignee to meet and perform the obligations to be assigned hereunder through the unexpired balance of the current Initial Term or Renewal Term, as the case may be (or delivers to SpectraSite a full guaranty of such obligations by a guarantor that so demonstrates such a financial position).

              (iv) Any purported assignment, which violates of the terms of this MSA or any Site Agreement shall be void.

              (v) User may not sublicense all or any part of the Site without SpectraSite's prior written consent.

       (c) LIENS. User shall keep the Property, the Tower, the Site and the Equipment free from any liens arising from any work performed, materials furnished or obligations incurred by or at the request of User. All persons either contracting with User or furnishing or rendering labor and materials to User shall be notified in writing by User that they must look only to User for payment for any labor or materials. If any lien is filed against the Property, the Tower, the Site or the Equipment as a result of the acts or omissions of User, its employees, agents or contractors or subcontractors, User shall discharge it or bond it off within thirty (30) days after User learns that the lien has been filed.

       15.    INSURANCE; RISK OF LOSS.

       (a) USER'S INSURANCE. Prior to installation of the Equipment and to having access to a Site and at all times during the term of a Site Agreement, User shall provide proof of insurance for each individual Site, as outlined below, satisfactory to SpectraSite, and maintain the coverages specified below during the term of a Site Agreement and until all Equipment are removed from the Site following termination of a Site Agreement:

              (i) Commercial General Liability Insurance with limits of not less than $2,000,000 per occurrence and in the aggregate.

              (ii)   Workers' Compensation coverage in the statutory amount.

              (iii) Employers Liability coverage with limits of not less than $500,000 each accident, $500,000 each employee by disease and $500,000 policy limit by disease.

              (iv) Automobile Liability for Owned and Non-Owned Autos, Combined Single Limit of $1,000,000.

       (b)    SPECTRASITE'S INSURANCE.    Prior to installation of the User's
Equipment and at all times during the term of a Site Agreement, SpectraSite shall provide proof of insurance for each individual Site, as outlined below, and maintain the coverages specified below during the term of a Site Agreement and until all of User's Equipment is removed from the Site following termination of a Site Agreement:

              (i) Commercial General Liability Insurance with limits of not less than $2,000,000 per occurrence and in the aggregate.

              (ii)   Workers' Compensation coverage in the statutory amount.

              (iii) Employers Liability coverage with limits of not less than $500,000 each accident, $500,000 each employee by disease and $500,000 policy limit by disease.

              (iv) Automobile Liability for Owned and Non-Owned Autos, Combined Single Limit of $1,000,000.

       (c) ADDITIONAL INSURED. Each Party shall name the other Party as an additional insured under its liability policy. Additionally, each Party shall obtain a waiver of subrogation from its insurer on the policies listed above. No policy may be cancelable or subject to reduction of coverage.

       (d) THIRD PARTIES. User and SpectraSite shall require their respective contractors and subcontractors to carry workers' compensation insurance and adequate liability insurance in conformity with the minimum requirements listed above.

       (e) RISK OF LOSS; LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, each party shall bear the risk of loss of or damage to the respective personal property during the term of each Site Agreement except to the extent caused by the negligence or willful misconduct of the other party. Neither party shall be liable for any damage to the other party's personal property except to the extent caused by a party's negligence or willful misconduct. Notwithstanding anything herein to the contrary, the parties shall not be liable for any consequential or incidental damages incurred by the other party due to any malfunction, vandalism, acts of God (including, without limitation, lightning, wind, rain, hail, fire or storms) or any other damage resulting from any reason. In the event the Tower or other portions of the Site are destroyed or so damaged as to be unusable; SpectraSite shall exercise best efforts to restore the Site in a prompt matter. In the event SpectraSite is unable to restore the site in a timely manner (i.e. within 90 days), or User may elect to cancel and terminate the Site Agreement, or in the alternative may elect to restore the Site, in which case User and SpectraSite shall remain bound hereby but shall be entitled to an abatement of rent during the loss of use. In no event shall the leasehold or other interest created by the Site Agreement be specifically enforceable and in no event shall SpectraSite be responsible to any party for consequential damages, lost business opportunities, profits or market share.

       (f) REMOVAL OF EQUIPMENT. User's obligation to provide the insurance coverages set forth in this Section 15 shall survive the expiration or termination of the Site Agreement until the Equipment is removed from the Property.

       16. INDEMNIFICATION. User and SpectraSite each indemnifies the other against and holds the other harmless from any and all costs, demands, damages, suits, expenses, or causes of action (including reasonable attorneys fees and court costs) which arise out of the use, maintenance and/or occupancy of the Site by the indemnifying party, including any and all claims, liabilities, demands, causes of action, losses, damages, orders, judgments, penalties, clean-up costs, costs and expenses including, without limitation, attorneys fees and costs arising from the other Party's misrepresentation, breach of warranty or breach of agreement, contained in
Section 13 (b). This indemnity does not apply to any claims arising from the gross negligence or intentional misconduct of the indemnified party. Except for claims arising from its own acts of gross negligence or intentional misconduct, neither Party will have any liability for personal injury or death, loss of revenue due to discontinuance of operations at the Site, or imperfect communications operations experienced by User for any reason. The obligations of indemnity pursuant to Section 13 (b) shall survive the termination or expiration of this MSA and each Site Agreement for a period of two (2) years.



       17.    DEFAULT.

       (a) USER'S DEFAULT. Each of the following shall be considered a default of a Site Agreement by the User:

              (i) The failure to pay any rent required pursuant to this MSA and the Site Agreement within twenty (20) business days after receipt of SpectraSite's written notice of such failure;

              (ii) The failure to cure, within (30) days after receipt of SpectraSite's written notice thereof, any breach of any other term of this MSA or the Site Agreement, provided, however, that if such breach is not capable of being cured within such period but User has undertaken efforts to cure such breach, and such breach is capable of being cured, such thirty (30) day period shall be extended for so long as User is diligently attempting in good faith, to cure such breach, not to exceed an additional thirty (30) calendar days (except for promises relating to interference as set forth in Section 11 (b) hereof);

              (iii) The failure of User to eliminate interference problems as set forth in Section 11(b); or

              (iv) If (a) User gives notice to any governmental body of its insolvency or pending insolvency or makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of its creditors, or files an answer admitting the material allegations of, or consenting to, or defaults in answering any pleading filed with respect to the commencement of any case or proceeding respecting User under any bankruptcy or insolvency law, or (b) any order for relief is entered against User in any case in bankruptcy, any order, judgment or decree is entered against User by a court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of User or of all or a substantial part of its assets, and such order, judgment, or decree continues unstayed and in effect for a period of ninety (90) consecutive days, or any proceeding for the reorganization of a party under, or for an arrangement under, any bankruptcy or insolvency law applicable to User is commenced whether by or against User and not dismissed within ninety (90) days from commencement thereof.

       (b) REMEDIES. Upon default of a Site Agreement by User, in addition to all other remedies provided at law or in equity, SpectraSite may, at its option:

              (i) elect to terminate the Site Agreement and to remove all of the Equipment by legal process, thereby terminating the Site Agreement, and store the Equipment at User's expense, payable upon demand by SpectraSite

              (ii) elect to treat the Site Agreement in full force and effect and shall be entitled to collect the rent provided for hereunder.

       (c) CROSS DEFAULT Notwithstanding anything to the contrary contained in the foregoing, in the event User is in default in respect of the payment of Rent on more than ten percent (10%) of the Sites covered by this MSA at the time of such default, and if such default shall remain uncured thirty (30) days after written notice of cross default (hereinafter referred to as "Cross Default Notice"), SpectraSite may, at its option, terminate this MSA with respect to all of the Sites covered thereby. Any Cross Default given by SpectraSite shall (i) identify the Sites for which User is in default with respect to the payment of Rent and (ii) set forth the amount of Rent past due for each Site so identified.

       (d) Upon the termination of a Site Agreement pursuant to this Section, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for indemnity obligations, including without limitation, environmental indemnity and tax obligations, any obligations arising prior to the date of termination, and User's obligation to pay the accelerated rent as described above and to remove its Equipment from the Property.

       18. TERMINATION. In the event SpectraSite's right to occupy the Property is terminated at any time following execution of a Site Agreement as a result of the termination or expiration of the Prime Lease/License, SpectraSite shall have no liability to User as a result of such termination, the Site Agreement shall automatically terminate upon the effective termination date of the Prime Lease/License and be of no further force and effect, and except for any indemnity obligations and User's obligation to remove the Equipment from the Property, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement. SpectraSite represents and warrants that with respect to each Site, SpectraSite shall timely exercise any and all renewal options which become available during the Term of any Site Agreement or any Renewal Term thereof.

       19. CONDEMNATION AND DESTRUCTION. If the whole or any substantial part of the Property, except for any shelter owned by SpectraSite, shall be taken by any public authority under the power of eminent domain, or if the whole or any substantial part of the Property, except for any shelter owned by SpectraSite, shall be destroyed by fire or other casualty, so as to interfere with SpectraSite's use and occupancy thereof, then the applicable Site Agreement shall cease on the part so taken on the date of possession by such authority of that part or the destruction of that part, and SpectraSite shall exercise best efforts to locate, secure and obtain all required governmental approvals and construct a reasonable replacement site. If the replacement site is acceptable to User, User shall relocate its equipment to the replacement site at its sole cost and expense. Prior to SpectraSite commencing its best efforts described above, User shall determine if it wishes to continue the Site Agreement at the replacement site, or shall have the right to terminate the applicable Site Agreement upon written notice to SpectraSite If User chooses not to terminate the applicable Site Agreement, the Base Rent shall be reduced or abated in proportion to the actual reduction or abatement of User's use of the Site.

       20. EMISSIONS. If antenna power output ("RF Emissions") are presently or hereafter become subject to any restrictions imposed by the FCC or other governmental agency for RF Emissions standards on Maximum Permissible Exposure ("ME") limits, or if the Tower otherwise become subject to federal, state or local rules, regulations, restrictions or ordinances, User shall comply with SpectraSite's requests for modifications to User's Equipment which are necessary for SpectraSite to comply with such limits, rules, regulations, restrictions or ordinances. The RF Emissions requirements of User shall be subordinate to any prior users of the Tower. Similarly, the RF Emissions of users subsequent to User shall become subordinate to any requirements of User. If SpectraSite requires an engineering evaluation or other power density study be performed to evaluate RF Emissions compliance with ME limits, then a propionate share of the reasonable costs of such an evaluation or study. If said study indicates that RF Emissions at the facility do not comply with ME limits, then User, SpectraSite, and subsequent tenants shall immediately take any steps necessary to ensure that they are individually in compliance with such limits or shall at the demand of SpectraSite cease operation until a maintenance program or other mitigating measures can be implemented to comply with ME.
If User's facilities cannot be modified because of FCC licensing concerns, diminished coverage resulting from the modification or any other adverse impact on User's operations from the site, User may terminate the Site Agreement without penalty and receive a refund of any unused rent.

       21. RELOCATION OF TOWER. SpectraSite may, at its election, relocate the Tower to an alternative location or property owned or leased by SpectraSite. Such location will (i) be at SpectraSite's sole cost, (ii) not result in an interruption of User's communications services or effect the services that User provides to its customers and (iii) User shall pay rent in the same amount as paid for the previous site, or User may terminate the Site License. Upon such relocation, the Property covered herein shall be the new Tower and the new ground area on which the new Tower sits. At the request of either party, User and SpectraSite shall enter into an amendment of the Site Agreement, to clarify the rights of SpectraSite to the new Tower.

       22. LIMITATION OF PARTIES' LIABILITY. Neither User nor SpectraSite shall assert any claim against the other for loss of anticipatory profits or any other direct, special, incidental or consequential damages incurred as a result of User's use of any Site pursuant to this MSA.

       23. RULES. SpectraSite may, from time to time, establish reasonable rules relating to access to and from the Property, which apply equally to all attachers at a Site. User agrees to comply with such rules. Such rules shall not materially impede User's access rights or adversely impact User or its operations.

       24. MORTGAGE BY SPECTRASITE. This MSA and each Site Agreement is and shall be subject to a security interest or mortgage which might now or hereafter constitute a lien upon the Site. This MSA and each Site Agreement is and shall be subject and subordinate in all respects to any and all such mortgages on the Site and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any mortgage covering any Site, the User shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the lessor/User, as applicable, under this MSA and the applicable Site Agreement(s); provided that so long as the User is not in default hereunder, this MSA and the applicable Site Agreement(s) shall remain in full force and effect, and User's use and occupancy pursuant to this MSA and applicable Site Agreements shall not be disturbed.

       25. ENTIRETY. This MSA and Site Agreement, including all Schedules and Exhibits hereto and thereto, constitute the entire agreement between SpectraSite and User and any modification to the MSA or Site Agreement, any Schedule or Exhibits hereto or thereto, must, in order to be effective, be in writing, signed by authorized representatives of each party.

       26. WAIVER. Failure or delay on the part of either party to exercise any right, power, privilege or remedy hereunder shall not operate as a waiver thereof; nor shall any single or partial exercise of any right under this MSA of under a Site Agreement preclude any other or further exercise thereof or the exercise of any other right.

       27. BINDING EFFECT. This MSA and the Site Agreements shall extend to and bind the heirs, personal representatives, successors, permitted assigns, or its successors in interest of the parties hereto.

       28. GOVERNING LAW. This MSA and performance hereunder and thereunder shall be governed, interpreted, construed and regulated by the laws of the state of Delaware. Each Site Agreement and performance hereunder and thereunder shall be governed, interpreted, construed and regulated by the laws of the state where the Property and Site are located.

       29. NOTICE. All notices hereunder shall be deemed validly given if sent by certified mail, return receipt requested, or with a nationally recognized courier which provides notice of receipt, postage fully prepaid, addressed as follows, or to such other addresses as may be given from either party in writing to the other:

       SpectraSite:  SpectraSite Communications, Inc.
                     100 Regency Forest Drive, Suite 400
                     Cary, NC 27511
                     Attn:  Legal Department

       User:         Ubiquitel Leasing Company
                     1 Bala Plaza East
                     Bala Cynwid, Pennsylvania  19004
                     Attn: Dean Russell

       30. HEADINGS. Section headings in this MSA and in each Site Agreement are included for the convenience of reference only and shall not constitute a part of this MSA or the Site Agreement for any other purpose.

       31. BROKERAGE. User warrants and represents to SpectraSite that it has not dealt with a real estate agent or broker with respect to this MSA or any Site Agreement, and shall hold SpectraSite harmless against all claims by any real estate agent or broker claiming a commission hereunder or thereunder on behalf of User. SpectraSite warrants and represents to User that it has not dealt with a real estate agent or broker with respect to this MSA or any Site Agreement, and shall hold User harmless against all claims by any real estate agent or broker claiming a commission hereunder or thereunder on behalf of SpectraSite.

       32. MEMORANDUM OF LEASE. At the request of User, SpectraSite hereby agrees to execute a memorandum or short form of lease (a "Memorandum of Lease"), in form satisfactory for recording, and such Memorandum of Lease may be filed of record by the User, at User's sole cost, including taxes or assessments incurred in connection therewith. The parties understand and agree that this MSA and the Site Agreements shall not be recorded of record. User agrees to prepare, execute and record, at its expense, a release, within thirty (30) days of expiration or termination of a Site Agreement. In the event User fails to do so, SpectraSite has a contractual right as User's agent for this limited purpose to prepare, execute and record such release and User shall reimburse SpectraSite, upon demand, for all expenses, including attorney fees and filing fees, incurred in connection therewith.

       33. COUNTERPARTS. This MSA and each Site Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

       34. AUTHORITY. Each party hereby represents and warrants to the other that all necessary corporate authorizations required for execution and performance of this MSA and each Site Agreement have been given and that the undersigned officer is duly authorized to execute this MSA and each Site Agreement and bind the party for which it signs.

       35. SEVERABILITY. If any term, covenant, condition or provision of this MSA or the Site Agreement or any application hereof or thereof shall, to any extent, be invalid or unenforceable, the remainder of this MSA and each Site Agreement shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law.

       36. DISCLAIMER OF WARRANTIES. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, SPECTRASITE HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ASSOCIATED WITH THE PROPERTY OR THE TOWER. USER ACCEPTS THE SITE "AS IS."


       IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


                            SPECTRASITE:

                            SPECTRASITE COMMUNICATIONS, INC., a Delaware corporation

                               By:
                                               ----------------------------
                               Printed Name:
                                               ----------------------------
                               Title:
                                               ----------------------------
                               Signature Date:
                                               ----------------------------


                            USER:

                            UBIQUITEL LEASING COMPANY, a Delaware
                            corporation

                               By:
                                               ----------------------------
                               Printed Name:
                                               ----------------------------
                               Title:
                                               ----------------------------
                               Signature Date:
                                               ----------------------------

                                    SCHEDULE "I"
                                   SITE AGREEMENT

       THIS SITE AGREEMENT (the "Site Agreement") is made as of the latter signature date hereof (the "Execution Date"), by and between SPECTRASITE
COMMUNICATIONS, INC., its successors and assigns [as attorney-in-fact for     ,
pursuant to Tower Management Agreement dated      ] (hereinafter referred to as
"SpectraSite") and [     , a subsidiary or affiliate of] UBIQUITEL LEASING
COMPANY. (hereinafter referred to as "User"). Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the MSA. The parties agree that except as otherwise set forth herein, the terms and conditions of the MSA shall govern the relationship of the parties under this Site Agreement and the MSA is incorporated herein by reference. In the event of a conflict or inconsistency between the terms of the MSA and this Site Agreement, the terms of this Site Agreement shall govern and control.


       1.     SPECTRASITE SITE NAME/NUMBER:

       2.     USER SITE NAME/NUMBER:

       3.     NAME OF USER:

       4.     NAME OF PRIME LANDLORD:

       5.     DATE OF PRIME LEASE/LICENSE:

       6.     SITE ADDRESS:

       7.     SITE LATITUDE AND LONGITUDE:

       8.     CENTERLINE ANTENNA HEIGHT:              .

       9.     BASE RENT:                                 subject to three
              percent (3%) increases annually, commencing on the fifth (5th) anniversary of the Site Commencement Date of this Site Agreement.

       10.    SITE COMMENCEMENT DATE.            the earlier of:  (i) the date
              User commences the installation of its Equipment on the Tower; or
              (ii) thirty (30) days from the Execution Date of the Site
              Agreement.

       11.    INITIAL TERM:               five (5) or ten (10) years commencing
              on the Site Commencement Date.

       12.    RENEWAL TERM:        three (3) five year renewal terms.

       13.

       14.    SQUARE FEET OF GROUND SPACE:

       15.    SPECTRASITE CONTACT FOR EMERGENCIES:   TowerSentry
                                                     1-888-498-3667

       16.    SPECTRASITE ADDRESS FOR PAYMENTS:

                            SpectraSite Communications, Inc.
                            PO Box 751760
                            Charlotte, NC  28275-1760

       *USER MUST INCLUDE THE SPECTRASITE SITE NUMBER ON EACH RENT CHECK

       17.    USER CONTACT FOR EMERGENCIES:






       18.    SITE SPECIFIC PROVISIONS:

       IN WITNESS WHEREOF, the parties hereto have set their hands as of the signature date set forth below.

                            SPECTRASITE:

                            SpectraSite Communications, Inc., a Delaware corporation

                               By:              EXHIBIT - NOT FOR SIGNATURE
                                               ----------------------------
                               Printed Name:
                                               ----------------------------
                               Title:
                                               ----------------------------
                               Signature Date:
                                               -----------------

                            USER:

                            Ubiquitel Leasing Company, a Delaware
                            corporation

                               By:              EXHIBIT - NOT FOR SIGNATURE
                                               ----------------------------
                               Printed Name:
                                               ----------------------------
                               Title:
                                               ----------------------------
                               Signature Date:
                                               -----------------

                                    EXHIBIT "A"
                                    -----------

Site Description
----------------

Site Name:    _____________                      MSA/RSA/MTA/BTA: ___________
Site Number:  _____________                      Site Address: ______________

Legal Description of Property:
-----------------------------








Legal Description of Access Easement:
------------------------------------








Legal Description of Utility Easement:
-------------------------------------

                                   EXHIBIT "A-1"
                                   -------------

                           PRIME LEASE/LICENSE AGREEMENT

                               (Subject to redaction)

                                    EXHIBIT "B"


                                 USER'S GROUND SPACE

                                    EXHIBIT "C"
                    USER'S TOWER EQUIPMENT AND GROUND EQUIPMENT

----------------------------------------------------------------------------------------------------------------
 RETURN THIS APPLICATION TO: (E-MAIL IS PREFERRED)                         Date Received by SCI:
                                                                                                ----------------
 SPECTRASITE COMMUNICATIONS, INC.                                          Revision Dates:
 100 REGENCY FOREST DRIVE, SUITE   E-     Error! Bookmark not defined                           ----------------
 400                               MAIL
 CARY, NC 27511                    OFFICE:  919-468-0112                   SCI Site Name:       ----------------
 ATTN: COLLOCATION MANAGEMENT      FAX:     919-465-3343                   SCI Site Number:     ----------------

----------------------------------------------------------------------------------------------------------------
                                            APPLICANT INFORMATION
----------------------------------------------------------------------------------------------------------------
 Applicant                                                 Contact Name:
                             -------------------------                  ----------------------------------------
 Applicant Site Name:                                      Contact Number:
                             -------------------------                  ----------------------------------------
 Applicant Site Name:                                      Contact Fax:
 -----------------------------------------------------                  ----------------------------------------
 Applicant Legal Entity Name:                              Contact Address:
                             -------------------------                  ----------------------------------------
 Notice Address for Lease:
                             -------------------------                  ----------------------------------------
                                                           Contact Email:
----------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL CARRIER INFORMATION
----------------------------------------------------------------------------------------------------------------
 Leasing Contact Name/Number:
                                  ------------------------------------------------------------------------------
 RF Contact Name/Number:
                                  ------------------------------------------------------------------------------
 Construction Contact Name/Number:
                                  ------------------------------------------------------------------------------
 Emergency Contact Name/Number:
                                  ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                SPECTRASITE TOWER INFORMATION
----------------------------------------------------------------------------------------------------------------
 Latitude:                                           Existing Structure Type:
 Longitude:           -----------------------------  Existing Structure Height:   -------------------------------
                -------------------------------------------------------------------------------------------------
 Site Address:
----------------------------------------------------------------------------------------------------------------
                                                 ANTENNAS
----------------------------------------------------------------------------------------------------------------
 Sector                                      V1                   V2                 V3
----------------------------------------------------------------------------------------------------------------
 Desired Rad Center (Feet AGL)
----------------------------------------------------------------------------------------------------------------
 Antenna Quantity
----------------------------------------------------------------------------------------------------------------
 Antenna Manufacturer
----------------------------------------------------------------------------------------------------------------
 Antenna Model (Attach Spec Sheet)
----------------------------------------------------------------------------------------------------------------
 Weight (per antenna)
----------------------------------------------------------------------------------------------------------------
 Antenna Dimensions
----------------------------------------------------------------------------------------------------------------
 ERP (watts)
----------------------------------------------------------------------------------------------------------------
 Antenna Gain
----------------------------------------------------------------------------------------------------------------
 Orientation/Azimuth
----------------------------------------------------------------------------------------------------------------
 Mechanical Tilt
----------------------------------------------------------------------------------------------------------------
 Channels
----------------------------------------------------------------------------------------------------------------
 Tower Mount Dimensions
----------------------------------------------------------------------------------------------------------------
 Tower Mount Weight
----------------------------------------------------------------------------------------------------------------
 Tower Mount Mounting Height
----------------------------------------------------------------------------------------------------------------
 Transmit Frequency
----------------------------------------------------------------------------------------------------------------
 Receive Frequency
----------------------------------------------------------------------------------------------------------------
 Number of Coax Cables (PER ANTENNA)
----------------------------------------------------------------------------------------------------------------
 Diameter of Coax Cables
----------------------------------------------------------------------------------------------------------------
 Type of Service (i.e. CELLULAR, CDMA, GSM, TDMA, PAGING):
----------------------------------------------------------------------------------------------------------------
                                             GROUND SPACE REQUIREMENTS
----------------------------------------------------------------------------------------------------------------
 Total Lease Area Dimensions
----------------------------------------------------------------------------------------------------------------
 Cabinet Pad Dimensions                        Cabinet Manufacturer/Model
----------------------------------------------------------------------------------------------------------------
 Shelter Pad Dimensions                        Shelter Manufacturer/Model
----------------------------------------------------------------------------------------------------------------
                                          POWER REQUIREMENTS
----------------------------------------------------------------------------------------------------------------
 AC Power                                      Required Voltage and Total Amperage
----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT "D"

                     Notice of Installation of User's Equipment


[DATE]



SpectraSite Communications, Inc.
100 Regency Forest Drive, Suite 400
Cary, NC 27511

Attn:  Collocation Management

RE: SITE AGREEMENT FROM SPECTRASITE TO UBIQUITEL HOLDINGS, INC. AT [SpectraSite's Tower #]
       [SpectraSite's Tower Name]
       [SpectraSite's Tower Address]

Dear Collocation Management:

       Pursuant to SECTION 6(b) of the Master Site Agreement, this letter serves to advise you that Ubiquitel Leasing Company. commenced the installation of its Equipment on the Site on the above-referenced property on ___________________, 19__.

                                       Sincerely,


                                       Ubiquitel Holdings, Inc.

                                   SCHEDULE "II"
                            ENTRY AND TESTING AGREEMENT


       This Entry and Testing Agreement ("Agreement") is made as of the ___day of _______199_, between SPECTRASITE COMMUNICATIONS, INC., a Delaware corporation ("SpectraSite"), and UBIQUITEL LEASING COMPANY, a Delaware corporation ("Entrant"), concerning the following described property owned or leased by SpectraSite ("Property"): [insert site address]

-------------------------------------------------------------------------------

       SpectraSite currently owns and operates a communications tower (the "Tower") on the Property. SpectraSite and Entrant are in the process of negotiating an agreement whereby Entrant will lease, sublease or license certain portions of the Property. In order for Entrant to determine the viability and feasibility of the Property as a tower or antenna site, Entrant desires to enter upon and inspect the Property to conduct boundary surveys and/or locate temporarily communications equipment on the Property to conduct short term radio propagation tests; and

       As an accommodation to Entrant, SpectraSite is willing to grant permission to Entrant, its employees, agents or contractors to enter upon the Property solely to conduct such investigations, under the terms and conditions stated herein. In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

       1. SpectraSite grants to Entrant, its contractors, agents, employees and assigns a right of entry and license to enter upon the Property solely to conduct and perform boundary surveys, Phase I environmental studies, and radio propagation tests (the "Permitted Activities"). Entrant's entry rights are specifically limited to the Permitted Activities and to the Property or any other portion of the property surrounding the Property. Entrant shall be responsible for any and all costs related to the Permitted Activities, including any temporary installation, operation and removal of equipment on the Property and the Tower. Any entry or activity on the Tower by Entrant shall be coordinated in advance with SpectraSite and shall be subject to SpectraSite's approval and supervision, at Entrant's cost.

       2. Entrant agrees to comply with all local, state and federal laws, rules and ordinances applicable to the Permitted Activities. Entrant further agrees to exercise due care in the performance of all Permitted Activities on the Property, and not to interfere with SpectraSite's or any other party's activities on the Property. Entrant shall promptly repair, at its cost, any damage to the Property, the Tower, or any other property caused by the acts or omissions of Entrant, its agents, employees, contractors or subcontractors.

       3. Entrant shall indemnify and hold harmless SpectraSite, its employees, agents or contractors, from all claims, actions, damages, liability and expense, including without limitation attorneys' fees and costs, in connection with personal injury or property damage arising out of the negligence or willful misconduct of Entrant, its employees, agents or contractors, including without limitation the Permitted Activities, upon the Property, the Tower, or any other portion of the property surrounding the Property. This indemnification shall survive the expiration or termination of this Agreement.

       4. Entrant shall maintain, and shall have its contractors and subcontractors maintain, adequate insurance coverage, as determined by SpectraSite. At SpectraSite's request, Entrant agrees to provide certificates of insurance evidencing such insurance coverage of Entrant, its contractors, or subcontractors.

       5. The term of this Agreement shall be from the Execution Date to the earlier of (i) three hundred sixty-five (365) days from the Execution Date or
(ii) until SpectraSite and Entrant enter into a Site Agreement with respect to the Property; provided, however, that SpectraSite may immediately terminate this Agreement in the event Entrant breaches any term of this Agreement.

       6. In the event this Agreement expires or is terminated without the existence of a fully executed lease, sublease or license, Entrant will immediately remove any and all of its equipment from the Property and restore the Property to its condition existing immediately prior to such entry, reasonable wear and tear and damage not caused by Entrant excepted.

       7. This Agreement constitutes the entire understanding between the parties with respect to the activities contemplated by this Agreement. All prior agreement or understandings, with respect to the Site, whether oral or written, are superseded. This Agreement may be amended only by a written document duly executed by the parties. This Agreement is governed by the laws of the State wherein the Property is located.



                    REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date first above written.

                                       SPECTRASITE COMMUNICATIONS, INC.

                                       By:
                                          ------------------------------------

                                       Printed Name:
                                                    --------------------------

                                       Title:
                                              --------------------------------


                                       ENTRANT:

                                       UBIQUITEL LEASING COMPANY

                                       By:
                                          ------------------------------------

                                       Printed Name:
                                                    --------------------------

                                       Title:
                                              --------------------------------